UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: October 1, 2003
(Date of earliest event reported)

Paragon Real Estate Equity and Investment Trust

(Exact name of registrant as specified in its charter)

Stonehaven Realty Trust

(Former name of registrant)

Maryland (State or other jurisdiction of incorporation)	0-25074 (Commission File Number)	39-6594066 (I.R.S. Employer Identification Number)

1240 Huron Road, Suite 301, Cleveland, Ohio 44115
(Address of principal executive offices including zip code)

216-430-2700
(Registrant’s telephone number, including area code)

5620 Smetana Drive, Minneapolis, Minnesota 55343
(Former address of registrant)

Item 5. Other Events and Required FD Disclosure.

On October 1, 2003, Paragon Real Estate Equity and Investment Trust completed the sale of its general partnership interests in four industrial properties located in Minnesota. The sale of the partnership interests is described in greater detail in Paragon’s proxy statement and exchange offer dated May 30, 2003, filed with the Securities and Exchange Commission, the Form 8-K dated July 15, 2003, filed with the SEC and the attached press release.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

(c)	Exhibits:

99.1	Paragon Real Estate Equity and Investment Trust press release dated October 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2003	PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

/s/ John J. Dee

By: John J. Dee
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Paragon Real Estate Equity and Investment Trust press release dated October 2, 2003.

3